SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2002
Date of Report
(Date of earliest event reported)

Aspect Communications Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-18391	94-2974062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of Principal Executive Offices, with Zip Code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

On November 14, 2002, Aspect Communications Corporation (the “Company”) entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with Vista Equity Fund II, L.P. (“Vista”) whereby Vista has agreed to purchase, subject to certain conditions, 50,000 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Shares”) at a purchase price of $1,000 per Series B Share. When issued, the Series B Convertible Preferred Stock will be subject to the terms and conditions set forth in the Form of Certificate of Determination of Rights, Preferences and Privileges attached hereto as Exhibit 3.1 and incorporated herein by reference. Pursuant to the Form of Registration Rights Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference, the Company will agree to prepare and file with the Securities and Exchange Commission one or more registration statements covering the resale of the shares of the Company’s Common Stock issuable upon the conversion of the Series B Shares. The terms of the private placement are more fully set forth in the Preferred Stock Purchase Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

Additionally, on November 14, 2002, the Company amended its Preferred Share Rights Agreement, dated as of May 11, 1999, by and between the Company and EquiServe Trust Company, N.A., as amended by Amendment No. 1 to Preferred Share Rights Agreement, dated as of December 12, 2001 (as amended, the “Rights Agreement”), to exclude Vista from the definition of an Acquiring Person under the Rights Agreement, but only with respect to Vista’s purchase and beneficial ownership of Series B Shares and other equity securities representing up to 34.9% of the issued and outstanding Common Stock of the Company, as adjusted from time to time for any adjustments to the conversion price of Series B Shares into Common Stock of the Company and any repurchase by the Company of its capital stock. This description of the amendment to the Rights Agreement is qualified in its entirety by Amendment No. 2 to Preferred Share Rights Agreement (“Amendment No. 2”) included in an amendment to the Company’s Form 8-A as filed with the Securities and Exchange Commission on November 20, 2002, which Amendment No. 2 is incorporated herein by reference.

On November 14, 2002, the Company issued a press release related to the Purchase Agreement and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements: Not Applicable.

(b)	Pro Forma Financial Information: Not Applicable.

(c)	Exhibits:

3.1	Form of Certificate of Determination of Rights, Preferences and Privilege of Series B Convertible Preferred Stock of Aspect Communications Corporation.

4.1	Preferred Stock Purchase Agreement, dated as of November 14, 2002, by and between Aspect Communications Corporation and Vista Equity Fund II, L.P.

10.1	Form of Registration Rights Agreement dated as of November 14, 2002, by and between Aspect Communications Corporation and Vista Equity Fund II, L.P.

99.1	Press Release issued November 14, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspect Communications Corporation

Date: November 20, 2002	By:	/s/ Gary A. Wetsel
Gary A. Wetsel Executive Vice President, Finance, Chief Financial Officer and Chief Administrative Officer (Principal Financial and Accounting Officer)

ASPECT COMMUNICATIONS CORPORATION

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Form of Certificate of Determination of Rights, Preferences and Privileges of Series B Convertible Preferred Stock of Aspect Communications Corporation.

4.1	Preferred Stock Purchase Agreement dated as of November 14, 2002, by and between Aspect Communications Corporation and Vista Equity Fund II, L.P.

10.1	Form of Registration Rights Agreement dated as of November 14, 2002, by and between Aspect Communications Corporation and Vista Equity Fund II, L.P.

99.1	Press Release issued November 14, 2002.